SCHEDULE 14A

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                     Securities and Exchange Act of 1934
                              (Amendment No. __)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12


                                           Sims Communications, Inc.
               (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)     Title of each class of securities to which transaction applies:

            -----------------------------------------------------------------

      2)     Aggregate number of securities to which transaction applies:

            -----------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            -----------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

            -----------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)     Amount Previously Paid:

            -----------------------------------

      2)     Form, Schedule or Registration No.:

            -----------------------------------

      3)     Filing Party:

            -----------------------------------

      4)     Date Filed:

            -----------------------------------

                                                         Preliminary Proxy
                                    Materials

                            SIMS COMMUNICATIONS, INC.
                            18001 Cowan, Suite C & D
                                 Irvine CA 92614
                                 (949) 724-9094

                           NOTICE OF ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD _______________, 1999

To the Shareholders:

      Notice is hereby given that a annual meeting of the shareholders of Sims Communications, Inc. (the "Company") will be held at the Company's offices, 18001 Cowan, Suite C & D, Irvine, CA 92614 on _________, 1999, at 10:00 A.M.,
for the following purpose:

      (1) to elect the directors who shall constitute the Company's Board of Directors for the ensuing year;

      (2) To approve an amendment to the Company's Articles of Incorporation whereby the name of the Company will be changed to Medcomm Corporation.

      (3) To ratify the adoption of the Company's 1998 Incentive Stock Option Plan ("the 1999 Plan") which provides that up to 1,500,000 shares of common stock may be issued upon the exercise of options granted pursuant to the 1998 Plan;

      (4) To ratify the adoption of the Company's 1998 Non-Qualified Stock Option Plan ("the 1999 Non-Qualified Plan") which provides that up to 1,500,000 shares of common stock may be issued upon the exercise of options granted pursuant to the 1999 Non-Qualified Plan;

      (5) To ratify the adoption of the Company's 1999 Stock Bonus Plan ("the 1999 Stock Bonus Plan") which provides that up to 500,000 shares of common stock may be issued as stock bonuses pursuant to the 1999 Stock Bonus Plan.

      (6) to ratify the appointment of Erhardt Keefe Steiner & Hottman PC as the Company's independent accountants for the fiscal year ending June 30, 1999;

        to transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on ____________, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of ___________, 1999, there were ___________ shares of the Company's Common Stock issued and outstanding.

                                          SIMS COMMUNICATIONS, INC.

______________, 1999                      By Mark Bennett
                                                President

                            SIMS COMMUNICATIONS, INC.
                                   18001 Cowan
                                   Suite C & D
                                 Irvine CA 92614
                                 (949) 724-9094

                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of the Company for voting at the annual meeting of shareholders to be held on ____________, l999, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the annual meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about ____________, 1999.

         Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The adoption of the proposal to change the Company's name will require the approval of the holders of a majority of the issued and outstanding shares of the Company's common stock. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to elect directors and to approve the other proposals to come before the meeting. Cumulative voting in the election of directors is not permitted.

         In February 1998 the Company's shareholders approved a 4-for-1 reverse split of the Company's common stock. Unless otherwise indicated, all amounts in this proxy statement have been adjusted to reflect this reverse stock split.

PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of June 30, 1999, information with respect to the only persons owning beneficially 5% or more of the outstanding Common Stock and the number and percentage of outstanding shares owned by each director and officer and by the Company's officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of Common Stock.

                                       Number of             Percent of
Name and Address                        Shares (1)            Class (2)
----------------                       ------------         -----------

Mark Bennett                               224,900                1%
18001  Cowan,
Suite C&D
Irvine, CA 92614

Michael Malet                              157,802                1%
18001 Cowan, Suite C&D
Irvine, CA 92614

Ian Hart                                    50,000                 *
18001 Cowan, Suite C&D
Irvine, CA  92614

Marvin Berger                               65,000                 *
18001 Cowan, Suite C&D
Irvine, CA  92614

David Breslow                               10,000                 *
701 N. Brand, #380
Glendale, CA  91203

Julio Curra                                     --                --
1767 Veterans Memorial Hwy. #6
Islandia, NY  11722                         _______             ____

Officers and Directors as a                 507,702               3%
 Group (6 persons)                          =======            =====

*  Less than 1%

(1) Excludes shares issuable prior to September 30, 1999 upon the exercise of options or warrants granted to the following persons:

      Name                   Options exercisable prior to September 30, 1999
      ----                   -----------------------------------------------

      Mark Bennett                        1,575,500
      Michael Malet                       1,382,000
      Ian Hart                              610,000
      Marvin Berger                          25,000
      David Breslow                          10,000
      Julio Curra                               N/A

(2) Excludes any shares issuable upon the exercise of any warrants or options or upon the conversion of any promissory notes or other convertible securities.

ELECTION OF DIRECTORS

      Unless the proxy contains contrary instructions, it is intended that the proxies will be voted for the election of the directors listed below to serve until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

      All nominees have consented to serve if elected. In case any nominee shall be unable or shall fail to act as a director by virtue of an unexpected occurrence, the proxies may be voted for such other person or persons as shall be determined by the persons acting under the proxies in their discretion.

      The Company's present officers and directors are as follows:

Name                      Age                  Position
----                      ---                  --------
Mark Bennett              40              President and a Director
Michael Malet             51              Executive  Vice  President and a
Director
Ian Hart                  35              Chief Financial and Accounting Officer
Marvin Berger             55              Executive Vice President of Sales and
                                          Marketing
David Breslow             55              Director
Julio Curra               40              Director

      Each director holds office until his successor is duly elected by the stockholders. Executive officers serve at the pleasure of the Board of Directors.

      The following sets forth certain information concerning the past and present principal occupations of the Company's officers and directors.

      Mark Bennett has been the Company's President since November 1997 and has been a Director of the Company since September 1997. Mr. Bennett has been the President, Chief Executive Officer and a Director of Link International Technologies, Inc., a subsidiary of the Company, since January 1996. Since April 1995 Mr. Bennett has also been the President of New View Technologies, a wholly owned subsidiary of Link. From 1985 to 1987 Mr. Bennett was the General Manager for MovieBar, a video vending company servicing the hotel and hospitality industry, with installations in over 35,000 hotel rooms worldwide. In 1987 Mr. Bennett became Vice President of International Operations and General Manager of MovieBar and was subsequently named as President of MovieBar Company USA. In December 1995 Mr. Bennett resigned his position with MovieBar to co-found Link.

      Michael Malet has been the Company's Executive Vice President since November 1997 and has been a director of the Company since September 1997. Mr. Malet has been the President of New View Technologies, Inc., a wholly owned subsidiary of Link International Technologies, Inc., since July 1995. From 1986 to 1987 Mr. Malet was the President of Vending Control Systems, a manufacturer of video vending machines. Mr. Malet was a Sales Manager (1987-1990) and later President (1991-1995) of Keyosk Corporation, a Company involved on the development and sale of intelligent on-line vending machines, including the Company's ACDC Units.

      Ian Hart has been the Company's Chief Financial Officer since October 1998. Between April 1998 and October 1998 Mr. Hart was the Chief Financial Officer for Data Systems West. Between December 1997 and September 1998 Mr. Hart was the Chief Financial Officer for D2 Electrical Contracting. From August 1995 to December 1997 Mr. Hart was employed by Merrill Lynch as a financial consultant. From March 1992 to August 1995 Mr. Hart was Vice
President of Secondary Marketing for Fallbrook Mortgage Corporation. From 1986 to 1992 Mr. Hart worked as a Certified Public Accountant in public practice and was employed by an international firm accounting firm.

      Marvin S. Berger joined the Company as Vice President of Sales and Marketing in April 1998. Prior to his joining the Company Mr. Berger was Vice President of Sales and Special Accounts with SmarTalk Telecommunications, Inc. a company at which his involvement began during the founding stages. Mr. Berger has held marketing and management positions at IBM, Data General Corporation and Visage Corporation.

      David Breslow has been a director of the Company since March 1999. Since 1996 Mr. Breslow has been the President and Executive Director of United Pharmacists Network, Inc., a corporation involved in purchasing, management and other services to pharmacies. Between 1976 and 1995 Mr. Breslow owned and managed various pharmacies in the Los Angeles, California metropolitan area.

      Julio Curra has been a director of the Company since March 1999. Since 1996 Mr. Curra has been the president of All-Line Communications, Inc., a corporation involved in telecommunication sales. Between 1987 and 1996 Mr. Curra was the president of Julio Curra & Associates, a firm also involved in telecommunication sales.

      All of the Company's officers devote substantially all of their time on the Company's business. Mr. Breslow and Mr. Curra, as directors, devote only a minimal amount of time to the Company.

Change in Directors

      In February 1999 Chet Howard, George Pursglove and Cornelia Eldridge resigned as directors of the Company. In March 1999 David Breslow and Julio Curra were named directors of the Company.

Committees

            In September 1997 the Company established an Audit Committee. The members of the Audit Committee during the year ending June 30, 1998 were Mark Bennett, Chet Howard and George Pursglove. The Audit Committee (i) recommends to the Board of Directors a firm of independent public accountants to conduct the annual audit of the Company's financial statements, (ii) reviews with such accounting firm the scope and result of annual audits and the adequacy of the Company's internal controls, and (iii) otherwise oversees the auditor's review of management controls and the Company's financial performance. During the fiscal year ending June 30, 1998, the Audit Committee met once. All members of the Audit Committee attended these meetings. The present members of the Audit Committee are Mark Bennett and David Breslow.

            In March 1998 the Company established a Compensation Committee. The members of the Compensation Committee during the year ended June 30, 1998 were Mark Bennett, George Pursglove and Chet Howard. The Compensation Committee reviews the compensation of the Company's senior management and recommends any changes in such compensation to the Board of Directors, as well as administers the Company's Stock Option Plans, Stock Bonus Plan, and other compensation programs. The Compensation Committee met twice during the fiscal year ending June 30, 1998. All members of the Compensation Committee attended these meetings. The present members of the Compensation Committee are Mark Bennett and David Breslow.

Executive Compensation

      The following table sets forth in summary form the compensation received by (i) the Chief Executive Officer of the Company and (ii) by each other executive officer of the Company who received in excess of $100,000 during the fiscal year ended June 30, 1998.

                                                   Other
                                                  Annual      Restric-
                                                  Compen-     ted stock  Options
Name and              Fiscal    Salary    Bonus   sation       Awards    Granted
Principal Position     Year      (1)       (2)      (3)         (4)        (5)
-------              --------

Mark Bennett           1998    $111,350     --    $8,400      93,750    560,500
President and
Chief Executive
Officer

Michael Malet          1998    $100,923     --    $8,400      81,250    457,000
Executive Vice
   President

(1) The dollar value of base salary (cash and non-cash) received.
(2) The dollar value of bonus (cash and non-cash)  received.
(3) Any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property. Amounts in the table represents automobile allowances.
(4) During the year ending June 30, 1998, the shares of the Company's common stock issued as compensation for services.

      The table below shows the number of shares of the Company's Common Stock owned by the officers listed above, and the value of such shares as of June 30, 1998.

            Name                    Shares            Value
      Mark Bennett                  224,900          $393,575
      Michael Malet                 157,802          $276,154

(5) The shares of Common Stock to be received upon the exercise of all stock options granted during the. year ending June 30, 1998.

      Mr.  Bennett and Mr.  Malet  became  officers of the Company in November
1997.

Options Granted

      The following tables set forth information concerning the options granted during the fiscal year ended June 30, 1998, to the Company's officers and directors, and the fiscal year-end value of all unexercised options (regardless of when granted) held by these persons. As of June 30, 1999 none of the options listed in table below have been exercised.

                                                         Number of
                      % of Total                        Securities     Value of
                        Options                         Underlying   Unexercised
                      Granted to   Exercise             Unexercised In-the-Money
            Option   Employees in Price Per Expiration  Options at   Options at
 Name      Granted(1) Fiscal Year   Share      Date      FY End (#)  FY End ($)
-------    ----------  ----------  --------  ---------  -----------  ----------

Mark Bennett  560,500      38.5%     $1.50   5/29/03      560,500     $140,000
Michael Malet 457,000      31.4%     $1.50   5/29/03      457,000     $114,250

(1)Represents shares issuable upon exercise of options. All options were exercisable at June 30, 1998.

Long Term Incentive Plans - Awards in Last Fiscal Year

      None.

Employee Pension, Profit Sharing or Other Retirement Plans

      Except as provided in the Company's employment agreements with its executive officers, the Company does not have a defined benefit, pension plan, profit sharing or other retirement plan, although the Company may adopt one or more of such plans in the future.

Compensation of Directors

      Standard Arrangements. At present the Company does not pay its directors for attending meetings of the Board of Directors, although the Company expects to adopt a director compensation policy in the future. The Company has no standard arrangement pursuant to which directors of the Company are compensated for any services provided as a director or for committee participation or special assignments.

      Other Arrangements. During the year ending June 30, 1998 the Company issued shares of common stock to the following former directors in consideration of services rendered to the Company:

                                                 Shares
                          Name                  Issued(1)

                       Chet Howard                25,000

                    George Pursglove              37,500

(1) Certain of these shares were issued pursuant to the Company's Stock Bonus Plan. See "Stock Option and Bonus Plans" below.

      See the table titled "Options Granted" above for information concerning stock options granted to the Company's officers and directors.

      Except as disclosed elsewhere in this prospectus no director of the Company received any form of compensation from the Company during the year ended June 30, 1998.

Stock Option and Bonus Plans

      The Company's Incentive Stock Option Plans, Non-Qualified Stock Option Plans and Stock Bonus Plans are collectively referred to in this proxy statement as the "Plans". The following sets forth certain information as of June 30, 1999 concerning the stock options and stock bonuses granted by the Company pursuant to the Plans. Each option represents the right to purchase one share of the Company's Common Stock.

                                  Total        Shares                 Remaining
                                  Shares    Reserved for    Shares     Options/
                                 Reserved   Outstanding   Issued As     Shares
Name of Plan                   Under Plan     Options   Stock Bonus  Under Plans

1998 Incentive Stock Option Plan  1,500,000    691,000       N/A        809,000
1996 Non-Qualified Stock Option
  Plan                            1,500,000    607,000       N/A        893,000
1998 Non-Qualified Stock Option
  Plan                            1,500,000       --         N/A      1,500,000
1996 and 1998 Stock Bonus Plans   1,500,000      N/A     1,497,625        2,375
1999 Stock Bonus Plan               500,000       N/A         --        500,000
Incentive Stock Option Plan.

      The 1998 Incentive Stock Option Plan authorizes the issuance of options to purchase up to 1,500,000 shares of the Company's Common Stock. The Incentive Stock Option Plan will remain in effect until 2008 unless terminated earlier by action of the Board. Only officers, directors and key employees of the Company may be granted options pursuant to the Incentive Stock Option Plan.

       In order to qualify for incentive stock option treatment under the Internal Revenue Code, the following requirements must be complied with:

      1. Options granted pursuant to the Plan must be exercised no later than:

      (a) The expiration of thirty (30) days after the date on which an option holder's employment by the Company is terminated.

      (b) The expiration of one year after the date on which an option holder's employment by the Company is terminated, if such termination is due to the Employee's disability or death.

      2. In the event of an option holder's death while in the employ of the Company, his legatees or distributees may exercise (prior to the option's expiration) the option as to any of the shares not previously exercised.

      3. The total fair market value of the shares of Common Stock (determined at the time of the grant of the option) for which any employee may be granted options which are first exercisable in any calendar year may not exceed $100,000.

      4. Options may not be exercised until one year following the date of grant. Options granted to an employee then owning more than 10% of the Common Stock of the Company may not be exercisable by its terms after five years from the date of grant.

      5. The purchase price per share of Common Stock purchasable under an option is determined by the Committee but cannot be less than the fair market value of the Common Stock on the date of the grant of the option (or 110% of the fair market value in the case of a person owning the Company's stock which represents more than 10% of the total combined voting power of all classes of stock).

Non-Qualified Stock Option Plans.

      The Non-Qualified Stock Option Plans collectively authorize the issuance of options to purchase up to 3,000,000 shares of the Company's Common Stock. The Company's employees, directors, officers, consultants and advisors are eligible to be granted options pursuant to the Plans, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The option exercise price and expiration date are determined by the Committee.

Stock Bonus Plans.

      Up to 2,000,000 shares of Common Stock may be granted under the Company's Stock Bonus Plans. Such shares may consist, in whole or in part, of authorized but unissued shares, or treasury shares. Under the Stock Bonus Plans, the Company's employees, directors, officers, consultants and advisors are eligible to receive a grant of the Company's shares; provided, however, that bona fide services must be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

      The Company, in accordance with the terms of its Stock Bonus Plans, has issued shares of Common Stock to certain Company officers, employees and consultants. During the fiscal years indicated, the following persons (including former officers and directors) received shares of the Company's common stock as stock bonuses:

                                        Shares Issued as Stock Bonus
    Name                        1996         1997         1998        1999
    ----                        ----         ----         ----        ----

Mark Bennett                                             18,750
Michael Malet                               5,000        16,250
Other employees and
   consultants as a group     461,250     111,875       174,000     710,500
                              -------     -------       -------     -------

                              461,250     116,875       209,000     710,500
                              =======     =======       =======     =======

Other Information Regarding the Plans.

      The Plans are administered by the Company's Board of Directors. The Board of Directors has the authority to interpret the provisions of the Plans and supervise the administration of the Plans. In addition, the Board of Directors is empowered to select those persons to whom shares or options are to be granted, to determine the number of shares subject to each grant of a stock bonus or an option and to determine when, and upon what conditions, shares or options granted under the Plans will vest or otherwise be subject to forfeiture and cancellation.

      In the discretion of the Board of Directors, any option granted pursuant to the Plans may include installment exercise terms such that the option becomes fully exercisable in a series of cumulating portions. The Board of Directors may also accelerate the date upon which any option (or any part of any options) is first exercisable. Any shares issued pursuant to the Stock Bonus Plan and any options granted pursuant to the Incentive Stock Option Plan or the Non-Qualified Stock Option Plan will be forfeited if the "vesting" schedule established by the Board of Directors at the time of the grant is not met. For this purpose, vesting means the period during which the employee must remain an employee of the Company or the period of time a non-employee must provide services to the Company. At the time an employee ceases working for the Company (or at the time a non-employee ceases to perform services for the Company), any shares or options not fully vested will be forfeited and cancelled. In the discretion of the Board of Directors payment for the shares of Common Stock underlying options may be paid through the delivery of shares of the Company's Common Stock having an aggregate fair market value equal to the option price, provided such shares have been owned by the option holder for at least one year prior to such exercise. A combination of cash and shares of Common Stock may also be permitted at the discretion of the Board of Directors.

      Options are generally non-transferable except upon death of the option holder. Shares issued pursuant to the Stock Bonus Plan will generally not be transferable until the person receiving the shares satisfies the vesting requirements imposed by the Board of Directors when the shares were issued.

      The Board of Directors of the Company may at any time, and from time to time, amend, terminate, or suspend one or more of the Plans in any manner it deems appropriate, provided that such amendment, termination or suspension cannot adversely affect rights or obligations with respect to shares or options previously granted.

      The Plans are not qualified under Section 401(a) of the Internal Revenue Code, nor are they subject to any provisions of the Employee Retirement Income Security Act of 1974.

Transactions with Management Effective January 30, 1998 the Company issued 550,000 shares of its common stock to the shareholders of Moviebar, Incorporated and Vectorvision, Incorporated in consideration for the acquisition of a business known as "Movie Vision." Movie Vision rents video cassettes, primarily containing motion pictures, through automated dispensing units in hotels. Movie Vision currently has video cassette dispensing machines in approximately 140 hotels in the United States. For financial statement purposes, the acquisition of Movie Vision was valued at $1,100,000. Mark Bennett, the President and a director of the Company, was shareholder of both Moviebar, Incorporated and Vectorvision, Incorporated and received 55,000 shares of the Company's common stock in connection with this transaction.

      During the fiscal 1998 the Company issued 18,750 shares of its common stock to David Markowski, a former officer of the Company, in consideration for services provided to the Company. The Company also issued Mr. Markowski 6,250 shares of common stock pursuant to the Company's stock bonus plan.

      See "Stock Option and Bonus Plans" above for information concerning stock options and stock bonuses granted to the Company's present officers and directors.

PROPOSAL TO CHANGE THE NAME OF THE COMPANY

            When the Company was formed in 1995, the Company's business involved the rental of cellular telephones. Since then, the Company has evolved such that the primary business of the Company is now electronic transaction processing with a primary focus on the healthcare industry. As a result, the Company's management believes the name of the Company should be changed to reflect the Company's present business focus and recommends the approval of the proposal to change the Company's name to Medcomm Corporation.

PROPOSAL TO RATIFY ADOPTION OF 1998 INCENTIVE STOCK OPTION PLAN

      Shareholders are being requested to ratify the adoption of the Company's 1998 Incentive Stock Option Plan ("the 1998 Plan"). The purpose of the 1998 Plan is to furnish additional compensation and incentives to the Company's officers and employees.

      The 1998 Plan will authorizes the issuance of up to 1,500,000 shares of the Company's common stock to persons that exercise options granted pursuant to the 1999 Plan. As of the date of this Proxy Statement the Company had granted options to purchase 691,000 shares of common stock pursuant to the 1998 Plan.

      The 1998 Plan was adopted by the Board of Directors on October 12, 1998. Any options granted under the 1998 Plan must be granted before October 12, 2008. The Board of Directors recommends that the shareholders of the Company approve the adoption of the 1998 Plan.

PROPOSAL TO RATIFY ADOPTION OF 1998 NON-QUALIFIED STOCK OPTION PLAN

      Shareholders are being requested to ratify the adoption of the Company's 1998 Non-Qualified Stock Option Plan ("the 1998 Non-Qualified Plan"). The Company's employees, directors and officers, and consultants or advisors to the Company are eligible to be granted options pursuant to the 1998 Non-Qualified Plan as may be determined by the Company's Compensation Committee which administers the Plan, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The 1998 Non-Qualified Plan will function and be administered in the same manner as the Company's 1996 Non-Qualified Plan.

      The 1998 Non-Qualified Plan authorizes the issuance of up to 1,500,000 shares of the Company's common stock to persons that exercise options granted pursuant to the Plan. As of the date of this Proxy Statement, no options have been granted pursuant to the 1998 Non-Qualified Plan.

      The 1998 Non-Qualified Plan was adopted by the Board of Directors on October 12, 1998. The Board of Directors recommends that the shareholders of the Company ratify the adoption of the 1998 Non-Qualified Plan.

PROPOSAL TO RATIFY ADOPTION OF 1999 STOCK BONUS PLAN

      Shareholders are being requested to ratify the adoption of the Company's 1999 Stock Bonus Plan ("the 1999 Stock Bonus Plan"). The purpose of the 1999 Stock Bonus Plan is to furnish additional compensation and incentives to the Company's officers employees, consultants and advisors.

      The 1999 Stock Bonus Plan authorizes the issuance of up to 500,000 shares of the Company's Common Stock to persons granted stock bonuses pursuant to the 1999 Stock Bonus Plan. As of the date of this Proxy Statement, no shares have been granted pursuant to the 1999 Stock Bonus Plan.

      The 1999 Stock Bonus Plan was adopted by the Board of Directors on October 12, 1999. The 1999 Stock Bonus Plan will function and be administered in the same manner as the Company's other Stock Bonus Plans. The Board of Directors recommends that the shareholders of the Company ratify the adoption of the 1999 Stock Bonus Plan.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected Ehrardt Keefe Steiner & Hottman PC, independent certified public accountants, to audit the books and records of the Company for the 1999 fiscal year. Ehrardt Keefe Steiner & Hottman PC served as the Company's independent public accountants for the fiscal year ended June 30, 1998. A representative of Ehrardt Keefe Steiner & Hottman PC is not expected to be present at the shareholders' meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      The Company's Annual Report on Form 10-K for the year ending June 30, 1998 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending June 30, 1999 must be received by the Secretary of the Company not later than ______________________.

GENERAL

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense. The Company's annual report, including financial statements for the 1998 fiscal year, is included in this mailing.

      Management of the Company does not intend to present and does not have reason to believe that others will present any other items of business at the Special Meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

      Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                            SIMS COMMUNICATIONS INC.

               This Proxy is Solicited by the Board of Directors

      The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held ____________, 1999, 10:00 A.M. local time, at 18001 Cowan, Suite C & D, Irvine CA 92614, and hereby appoints Mark Bennett or Michael Malet, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

    (1) To elect the directors who shall constitute the Company's Board of Directors for the ensuing year.

    /  /    For all nominees  listed  below  (except as marked to the contrary below)

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW


    /  /    WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:

    Mark Bennett  Michael Malet     David Breslow    Julio Curra

    (2) To approve an amendment to the Company's Articles of Incorporation whereby the name of the Company will be changed to Medcomm Corporation.



                      /  / FOR /  / AGAINST /  / ABSTAIN

    (3) To ratify the  adoption of the  Company's  1999  Incentive  Stock Option
Plan.

                      /  / FOR /  / AGAINST /  / ABSTAIN

    (4) To ratify the adoption of the Company's 1999 Non-Qualified Stock Option Plan.

                      /  / FOR /  / AGAINST /  / ABSTAIN

    (5)     To ratify the adoption of the Company's 1999 Stock Bonus Plan.

                      /  / FOR /  / AGAINST /  / ABSTAIN

    (6) To ratify the appointment of Ehrardt Keefe Steiner & Hottman PC as the Company's independent accounts for the fiscal year ending June 30, 1999 .


                      /  / FOR /  / AGAINST /  / ABSTAIN

      To transact such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 THROUGH 5.

                                          Dated this      day of       , 1999.



                                             ---------------------------------
                                                         (Signature)

                                             ---------------------------------
                                                         (Signature)

                                           Please sign your name exactly as it
                                           appears on your stock certificate.If
                                           shares are held jointly, each holder
                                           should sign. Executors, trustees,and
                                           other fiduciaries should so indicate
                                           when signing.

                                           Please  Sign,  Date and Return  this
                                           Proxy  so that  your  shares  may be
                                           voted at the meeting.